                                CASH TRANSACTIONS


                        CABCO TR FOR J.C. PENNEY


March 1, 2000           Receipt of Interest on
                        J.C. Penney 7.625%                 $2,007,281.25

March 1, 2000           Funds Disbursed to
                        Holders of CABCO
                        Trust Certificates                 $2,007,281.25